UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 17, 2007 (October 2, 2007)

ABLEAUCTIONS.COM, INC.

(Exact name of Registrant as specified in charter)

Florida	000-28179	59-3404233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 2000 - 1963 Lougheed Highway Coquitlam, British Columbia Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-521-3369

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 4.

01

Changes in Registrant’s Certifying Accountant.

On October 2, 2007 Telford Sadovnick, P.L.L.C., Certified Public Accountants, the independent accountant who had been engaged by Ableauctions.com, Inc. as the principal accountant to audit our consolidated financial statements, notified us that it resigned effective September 26, 2007 due to its voluntary withdrawal from registration with the Public Company Accounting Oversight Board, commonly known as the PCAOB.

On October 2, 2007, the Audit Committee of our Board of Directors approved the engagement of STS Partners LLP as our new principal independent accountant to audit our consolidated financial statements for the year ending December 31, 2007.

The report of Telford Sadovnick, P.L.L.C. on our financial statements as of and for the year ended December 31, 2006 did not contain an adverse opinion, or a disclaimer of opinion.  During the period ended December 31, 2006 and the interim period from January 1, 2007 through the date of dismissal, we did not have any disagreements with Telford Sadovnick, P.L.L.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Telford Sadovnick, P.L.L.C., would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Prior to engaging STS Partners LLP, we had not consulted STS Partners LLP regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

On November 2, 2006 we filed a Current Report on Form 8-K to disclose that we had dismissed our prior auditors, Cinnamon Jang Willoughby & Company, Chartered Accountants.  Cinnamon Jang Willoughby & Company, Charted Accountants, audited our financial statements for the fiscal years ended December 31, 2005 and December 31, 2004.

Item 9.01

Financial Statements and Exhibits

16

Letter re Change in Certifying Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

/s/ Abdul Ladha

Abdul Ladha, Chief Executive Officer

Dated:  October 17, 2007

Exhibit 16

October 3, 2007

The Securities and Exchange Commission

Mail Stop 11-3

450 Fifth Street, NW

Washington DC  20549

USA

Dear Sirs/Madame:

Re:  Ableauctions.com, Inc. – Commission File No. 000-28179

We are the former independent auditors for Ableauctions.com, Inc. (the “Company”).  We have read the Company’s current report on Form 8-K, dated October 3, 2007, and are in agreement with the statements regarding our firm as included in Item 4.01 of the Form 8-K to be filed with the Securities and Exchange Commission.  We have no basis to agree or disagree with other statements of the Company contained therein.

Yours truly,

(Signed)

TELFORD SADOVNICK, P.L.L.C.

Certified Public Accountants